UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of Earliest Event Reported):   December 20, 2011

DEYU AGRICULTURE CORP.
(Exact name of registrant as specified in Charter)

Nevada	333-160476	80-0329825
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

Room 808, Tower A,
Century Centre, 8 North Star Road
Beijing, People’s Republic of China
 (Address of Principal Executive Offices)

(212) 465-2647 (United States)
86-13828824414 (China)
 (Issuer Telephone number)

 N/A
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 16, 2010, Detian Yu Biotechnology (Beijing) Co. Limited (“Detian Yu”), a company organized under the laws of the People’s Republic of China (“PRC”)  and a wholly-owned subsidiary of Deyu Agriculture Corp., a Nevada corporation  (the “Registrant”) entered into a series of control agreements (collectively, the “Agreements”) with each of (a) Beijing Jundaqianyuan Investment Management Co., Ltd. (“Junda”), a PRC company and equity interest holder in Deyufarm Innovation Food (Beijing) Co., Ltd., a PRC company (“Deyufarm”) and (b) Jinzhong Longyue Investment Consultancy Services Co., Ltd. (“Longyue”), a PRC company and equity interest holder in Deyufarm whereby Detian Yu provided management and consulting services and business cooperation opportunities services to each of Junda and Longyue in exchange for service fees from each of Junda and Longyue equal to 100% (in the aggregate) of the net income after tax of each of Junda and Longyue.  Together, Junda and Longyue own 64.2857% of Deyufarm, and each derive 100% of their income from the profits generated by Deyufarm through its wholly-owned subsidiary, Sichuan Haoliangxin Instant Food Co., Ltd., a PRC company, and Beijing Xinggu Deyufarm Food Co. Ltd., a PRC company (together with Deyufarm, Junda and Longyue, the “VIE Group”). A complete description of the transaction is set forth in the Registrant’s Current Report on Form 8-K as filed with the U.S. Securities and Exchange Commission on November 17, 2010.

On December 20, 2011 (the “Effective Date”), Detian Yu executed a series of termination agreements whereby Detian Yu terminated its control over the VIE Group (collectively, the “Termination Agreements”), effective immediately. The Registrant’s Board of Directors and a majority of the preferred shareholders of the Registrant have approved the disposition of the VIE Group. As of the Effective Date, Mr. Jianming Hao resigned as Chief Executive Officer and as a Director of the VIE Group, Mr. Wenjun Tian resigned as President and as a Director of the VIE Group, Mr. Jianbin Zhou resigned as Chief Operating Officer of the VIE Group, and Mr. Charlie Lin resigned as Chief Financial Officer of the VIE Group.

Attached hereto as Exhibit 99.1 are the unaudited pro forma condensed consolidated statements of income for the nine months ended September 30, 2011 and the year ended December 31, 2010 of the Registrant, which give effect to the disposition of the VIE Group as if the control termination had occurred on January 1, 2010, and the unaudited pro forma condensed consolidated balance sheet at September 30, 2011 which gives effect to the control termination as if it had occurred on September 30, 2011 (collectively, the “Unaudited Pro Forma Condensed Consolidated Financial Statements”).

The forgoing description of the disposition of the VIE Group does not purport to be complete and is qualified in its entirety by reference to the Termination Agreements, which are attached as Exhibits 10.1 – 10.11 to this Current Report on Form 8-K, and the Unaudited Pro Forma Condensed Consolidated Financial Statements, all of which are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) Not applicable

(b) Not applicable

(c) Not applicable

(d) Exhibits No. Description:

Exhibit No.	Item	Location
Exhibit 10.1
Termination Agreement Regarding the Exclusive Management and Consulting Service Agreement, by and between Detian Yu Biotechnology (Beijing) Co. Limited and Beijing Jundaqianyuan Investment Management Co., Ltd. (English translated version)
Provided herewith

Exhibit 10.2
Termination Agreement Regarding the Exclusive Management and Consulting Service Agreement, by and between Detian Yu Biotechnology (Beijing) Co. Limited and Jinzhong Longyue Investment Consulting Co., Ltd. (English translated version)
Provided herewith

Exhibit 10.3
Termination Agreement Regarding the Business Cooperation Agreement, by and between Detian Yu Biotechnology (Beijing) Co. Limited and Beijing Jundaqianyuan Investment Management Co., Ltd. (English Translated Version)
Provided herewith

Exhibit 10.4
Termination Agreement Regarding the Business Cooperation Agreement, by and between Detian Yu Biotechnology (Beijing) Co. Limited and Jinzhong Longyue Investment Consulting Co., Ltd. (English Translated Version)
Provided herewith

Exhibit 10.5
Termination Agreement Regarding the Business Operation Agreement, by and among Detian Yu Biotechnology (Beijing) Co. Limited, Beijing Jundaqianyuan Investment Management Co., Ltd. and each of the shareholders of Beijing Jundaqianyuan Investment Management Co., Ltd. (English translated version)
Provided herewith

Exhibit 10.6
Termination Agreement Regarding the Business Operation Agreement, by and among Detian Yu Biotechnology (Beijing) Co. Limited, Jinzhong Longyue Investment Consulting Co., Ltd. and both of the shareholders of Jinzhong Longyue Investment Consulting Co., Ltd. (English translated version)
Provided herewith

Exhibit 10.7
Termination Regarding the Equity Pledge Agreement, by and among Detian Yu Biotechnology (Beijing) Co. Limited and the following shareholders of Beijing Jundaqianyuan Investment Management Co., Ltd.: Tian Wenjun, Hao Jianming, Yang Jianhui, Zhou Jianbin, Ren Li, Ren Yongqing, Zhang Junde and Wang Tao (English translated version)
Provided herewith

Exhibit 10.8
Termination Regarding the Equity Pledge Agreement, by and among Detian Yu Biotechnology (Beijing) Co. Limited and the following shareholders of Jinzhong Longyue Investment Consulting Co., Ltd.: Zhao Jing and Zhao Peilin (English translated version)
Provided herewith

Exhibit 10.9	Form of Termination Notice of the Power of Attorney (English translated version)	Provided herewith

Exhibit 10.10
Termination Agreement Regarding the Equity Acquisition Option Agreement, dated November 16, 2010,  by and among Detian Yu Biotechnology (Beijing) Co. Limited and the following shareholders of Beijing Jundaqianyuan Investment Management Co., Ltd.: Tian Wenjun, Hao Jianming, Yang Jianhui, Zhou Jianbin, Ren Li, Ren Yongqing, Zhang Junde and Wang Tao (English translated version)
Provided herewith

Exhibit 10.11
Termination Agreement Regarding the Equity Acquisition Option Agreement, dated November 16, 2010,  by and among Detian Yu Biotechnology (Beijing) Co. Limited and the following shareholders of Jinzhong Longyue Investment Consulting Co., Ltd.: Zhao Jing and Zhao Peilin (English translated version)
Provided herewith

Exhibit 99.1	Unaudited Pro Forma Condensed Consolidated Financial Statements	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

DEYU AGRICULTURE CORP.

Date: December 27, 2011	By:	/s/ Jianming Hao
Jianming Hao Chief Executive Officer